Exhibit 24

FAIR ISAAC CORPORATION

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of FAIR ISAAC CORPORATION, a Delaware corporation, does hereby make, constitute and appoint Kenneth J. Saunders AND Andrea M. Fike, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the 1.5% Senior Convertible Notes due August 15, 2023 of the Company (the “Notes”) in an aggregate amount not to exceed $400,000,000 and the underlying shares of Common Stock ($0.01 par value) of the Company into which the Notes may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of December, 2003.

/s/ Tony J. Christianson

FAIR ISAAC CORPORATION

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of FAIR ISAAC CORPORATION, a Delaware corporation, does hereby make, constitute and appoint Kenneth J. Saunders AND Andrea M. Fike, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the 1.5% Senior Convertible Notes due August 15, 2023 of the Company (the “Notes”) in an aggregate amount not to exceed $400,000,000 and the underlying shares of Common Stock ($0.01 par value) of the Company into which the Notes may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of December, 2003.

/s/ Thomas G. Grudnowski

FAIR ISAAC CORPORATION

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of FAIR ISAAC CORPORATION, a Delaware corporation, does hereby make, constitute and appoint Kenneth J. Saunders AND Andrea M. Fike, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the 1.5% Senior Convertible Notes due August 15, 2023 of the Company (the “Notes”) in an aggregate amount not to exceed $400,000,000 and the underlying shares of Common Stock ($0.01 par value) of the Company into which the Notes may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of December, 2003.

/s/ Alex W. Hart

FAIR ISAAC CORPORATION

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of FAIR ISAAC CORPORATION, a Delaware corporation, does hereby make, constitute and appoint Kenneth J. Saunders AND Andrea M. Fike, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the 1.5% Senior Convertible Notes due August 15, 2023 of the Company (the “Notes”) in an aggregate amount not to exceed $400,000,000 and the underlying shares of Common Stock ($0.01 par value) of the Company into which the Notes may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of December, 2003.

/s/ David S. P. Hopkins

FAIR ISAAC CORPORATION

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of FAIR ISAAC CORPORATION, a Delaware corporation, does hereby make, constitute and appoint Kenneth J. Saunders AND Andrea M. Fike, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the 1.5% Senior Convertible Notes due August 15, 2023 of the Company (the “Notes”) in an aggregate amount not to exceed $400,000,000 and the underlying shares of Common Stock ($0.01 par value) of the Company into which the Notes may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of December, 2003.

/s/ Margaret L. Taylor